Exhibit 99.1
Annual Shareholder Meeting
May 17, 2011

 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures will be available in our presentation to be filed with the SEC.

Safe Harbor Statement

Dale Parker
Board Chairman
Welcome

- Business Meeting
- Company Overview
- Financial Highlights
- Questions

Agenda

Dale Parker, Chair of Board

Audit, Compensation, Finance/Planning and Governance/Nominating

Diane Dewbrey, Vice Chair

Audit, Compensation and Governance/Nominating

Robert Alton, Jr.

Audit and Finance/Planning

Lyle Bosacker

Audit and Finance/Planning

James Bracke

Finance/Planning and Governance/Nominating

Myrita Craig

Compensation and Finance/Planning

John Finke

President and CEO, HickoryTech

Lyle Jacobson

Compensation, Governance/Planning

R. Wynn Kearney

Audit and Compensation

HickoryTech

Board of Directors

- Proposals
- Vote
- Adjourn Business Meeting

HickoryTech

Business Meeting

- Election of following directors to three-year term:
  Robert Alton, James Bracke, R. Wynn Kearney and Dale Parker

- An advisory vote on executive compensation

- An advisory vote on the frequency of the advisory vote on executive compensation

HickoryTech

Proposals
• Ratification of Grant Thornton as the company’s
 independent accounting firm and auditor for 2011

John Finke
President and CEO
Business Overview

David Christensen

Sr. Vice President & CFO

Damon Dutz

President of Consumer & Network Solutions

Mary Jacobs

Vice President Human Resources

Lane Nordquist

CIO and President of Information Solutions

Walt Prahl

President of Business & Wholesale Solutions

Jennifer Spaude

Director of Investor Relations & Marketing

Carol Wirsbinski

Chief Operating Officer

HickoryTech

Executive Team

Video

Business Services

Data and Internet
Voice & VoIP
Hosted Services
Equipment Solutions
Total Care Support
Fiber Transport

Residential Services

Digital TV
High-Speed Internet
Local Phone
Long Distance
Computer Services

HickoryTech

Building a Business & Broadband
Communications Company

International Falls
Ely
Babbitt
Virginia
Hibbing
Grand Rapids
Duluth
Superior
Fargo
Moorhead
Detroit Lakes
Brainerd
Wadena
Staples
Fergus Falls
Alexandria
St. Cloud
Sandstone
Hinckley
Pine City
North Branch
Forest Lake
Minneapolis
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Expanded fiber network includes
2,750 fiber route miles
• Expanded route to Sioux Falls and Fargo
• Expanded network capacity in Des Moines
  and backhaul to Minnesota
• Secured broadband stimulus grant
  Project will add 400 route miles
HickoryTech Fiber Network

Fiscal 2010 compared to fiscal 2009:
• Consolidated revenue +17%
 o Business Sector revenue +34%
  Fiber and Data revenue +43%
  Equipment revenue +27%
 o Telecom Sector revenue flat
  Broadband revenue +11%
  Surpassed 10,000 Digital TV subscribers
• Extended fiber network to the Dakotas,
 built fiber network in Des Moines, upgraded backhaul to Minnesota
• Secured Broadband Stimulus Grant of $16.8 M

2010 Highlights

69% of 2010 revenue was from Business Sector & Broadband Services

Network Access 14%
Local Service 9%
Other Telecom 8%
Broadband 12%
Equipment 24%
Equipment Services 5%
Fiber & Data 28%

2010 Revenue
$162.2 M

HickoryTech

Revenue Diversification

52%
58%
60%
62%
69%
2006
2007
2008
2009
2010

19%
18%
30%
43%
2007
2008
2009
2010

Digital TV
DSL
10%
27%
14%
32%
17%
35%
21%
38%
2007
2008
2009
2010

Business & Broadband Growth
Business & Broadband Revenue
Fiber & Data Revenue Growth
Broadband Penetration of Access Lines

David Christensen,
Sr. Vice President and
Chief Financial Officer
Financial Overview

($ in Millions)

Net Income

$8.0
$11.3
$12.1
2008
2009
2010

Income before Taxes

(continuingoperations)

$13.4
$11.8
$16.1
2008
2009
2010

HickoryTech

• 2009 net income included a
 $4.4 M income tax reserve release
 (non recurring)
• 2010 net income included a
 $2.7 M income tax reserve release
 (non recurring)
• Lower interest expense in 2010
• Strong wholesale transport sales,
 equipment sales rebound, and a
 unique fiber construction project
 positively impacted income
2010 Financial Results

EBITDA
2010 compared to 2009
• Business Sector EBITDA
  grew 46%
• Telecom Sector EBITDA
  down 7%
• Net overall EBITDA increase

($ in Millions)
2010 Financial Results

$153.2
$139.1
$162.2
2008
2009
2010

Net Income

$8.0
$11.3
$12.1
2008
2009
2010

$40.9
$39.9
$43.1
2008
2009
2010

Debt

$127.0
$120.5
$119.0
2008
2009
2010

2010 Company Results
EBITDA
($ in Millions)
Revenue

$24.6
$31.7
$45.2
2008
2009
2010

Equipment Revenue

$55.9
$37.4
$47.5
2008
2009
2010

$11.4
$11.1
$16.2
2008
2009
2010

Operating Cash Flow
EBITDA
$5.0
$2.3
$1.7
2008
2009
2010

EBITDA
Fiber and Data Revenue
($ in Millions)
Operating Cash Flow (EBITDA minus Capex)
Business Sector Results

($ in Millions)

Revenue

$73.8
$71.6
$72.0
2008
2009
2010

Net Income

$8.1
$8.1
$6.7
2008
2009
2010

$29.2
$29.3
$27.3
2008
2009
2010

Operating Cash Flow
EBITDA
$14.5
$21.5
$18.1
$20.2
$18.9
2006
2007
2008
2009
2010

EBITDA
Operating Cash Flow
Telecom Sector Results

Operating Cash Flow
EBITDA
$30.1
$33.0
$29.2
$29.3
$27.3
$14.5
$21.5
$18.1
$20.2
$18.9
2006
2007
2008
2009
2010

($ in Millions)
Telecom Operating Cash Flow Remains Strong
Telecom Sector Results

First Quarter 2011 Highlights
Q1-11 compared to Q1-10
• Consolidated revenue totaled $38.6 million
 – Fiber and data revenue grew 13%
 – Equipment support services revenue up 20%
 – Broadband revenue grew 14%
 – Surpassed 20,000 DSL subscribers
• Operating Income of $4.7 M, up 5%
• Pre-tax Income of $3.6 M, up 24%
• Net Income of $2.1 M, up 50%
• Net debt position improved $10 M

Debt Balance

Continued debt improvement; debt to EBITDA ratio 2.73 to 1

($ in Millions)
$129.2
$127.0
$120.5
$119.0
$118.8
2007
2008
2009
2010
Q1-2011

HickoryTech

• Net debt was $108.9 M,
 down $10 M from 12/31/10
• Lower intra-quarter
 borrowing and interest rates
 in 2011, 33% reduction in
 interest expense
• New senior debt agreement
 expected by Q3-11

3.04
3.10
3.02
2.76
2.73
2007
2008
2009
2010
Q1-2011

Deleveraging the Balance Sheet
Maximum Debt/EBITDA ratio in debt covenant
• Reduced leverage by executing on growth plan and managing debt
• Achieved lower debt to EBITDA ratio reducing our interest rates
Debt/EBITDA ratio

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
© 2011 Yahoo! Inc.
2010
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
Feb
Mar
Apr
May

HTCO - Nasdaq - S&P 500 -
Daily performance May 2010 to May 2011
Relative Stock Performance

$0.525
$9.72*
=
5.4% Yield
*Yield based on HTCO Stock Price of $9.72 on 5/16/11

Dividend Return
• Q1-2011 dividend declared of $0.135 per share
 Dividend increased in Q4-10 to $0.135, +3.9%
• 2010 annual dividends totaled $0.525 per share
• Dividend yield: 5-6%
• More than 60 years of dividend payments

2010 Free Cash Flow

$43.1
($4.9)
($22.9)
($5.9)
($6.9)
$2.5
($ in Millions)
Free Cash Flow = $9.4 M
Dividend Payout is 73% of $9.4 M
EBITDA
Interest Expense
Capex
Cash Taxes
Dividend Payment
Excess Cash

HickoryTech

Business and Broadband Growth
Business Sector
• Focus on growth in fiber and data services
• Expand fiber network (broadband stimulus, last mile fiber builds)
• Focus on SMB, enterprise, & wholesale customer segments
• Grow monthly recurring revenue streams
Telecom Sector
• Grow broadband services, market bundle of services,
 focus on customer retention
• Manage the network access decline
• Leverage local customer service and community presence
• Maintain strong free cash flow
Strategic Business Initiatives

Grow Business Services, Invest for Growth

Grow Broadband Services, Focus on customer retention

Begin Broadband Stimulus Fiber Network Expansion

Maintain strong balance sheet, manage free cash flow, reduce debt

HickoryTech

Key Initiatives in 2011
Goal: to double the value of HickoryTech by 2014

Our Goal: Double HickoryTech's value by 2014

EBITDA Growth
+
Growth in lines of business with higher value
+
Manage debt level
=
Double Shareholder Value

HickoryTech

 Goal: to double shareholder value by the end of 2014 by growing EBITDA, driving growth in lines of business with higher value and management of our debt level.

Five-Year Growth Goal

Positioning	
Long-Standing Dividend	
Solid Track Record	
Strong Cash Flow	
Growth Goal	

HickoryTech

Why invest in HickoryTech?
Diverse revenue streams / markets, emerging
growth through business revenue stream and fiber
network expansion
More than 60 years of dividend return, yield 5-6%
Experienced company with 113-year track record of
financial stability
Strong cash flow, strong balance sheet, solid track
record, high level of recurring revenue
Focused on doubling the value of HickoryTech by
2014 by growing EBITDA, strategic services,
managing debt

Questions
  Focused on Business and
 Broadband Growth

(Dollars in thousands)	Twelve Months Ended December 31			
	2010	2009	2008	2007
Reconciliation of net income to EBITDA:				
Net income	$ 12,094	$ 11,273	$ 8,029	$ 8,611
Add:				
Depreciation	21,665	20,176	19,479	17,847
Amortization of intangibles	357	1,001	1,127	1,157
Interest expense	4,914	6,918	6,870	8,121
Taxes	4,033	499	5,420	6,711
Loss on Discontinued Operations				24
EBITDA[1]	$ 43,063	$ 39,867	$ 40,925	$ 42,471
Total short and long-term debt obligations	118,959	120,491	127,005	129,206
Debt to EBITDA ratio	2.76	3.02	3.10	3.04

(Dollars in thousands)	Three months ended			
	Mar-11	Dec-10	Sep-10	Jun-10
Reconciliation of net income to EBITDA:				
Net income	$ 2,142	$ 2,114	$ 5,043	$ 3,510
Add:				
Depreciation	5,591	5,765	5,356	5,222
Amortization of intangibles	88	89	90	89
Interest expense	1,068	1,094	1,128	1,101
Taxes	1,466	1,266	228	1,060
EBITDA[1]	$ 10,355	$ 10,328	$ 11,845	$ 10,982

HickoryTech

Reconciliation of Non-GAAP Measures

Debt to EBITDA ratio

Total outstanding debt as of March 31, 2011	$ 118,856
EBITDA for the last (4) consecutive fiscal quarters as presented above	43,510
Debt to EBITDA ratio as of March 31, 2011	2.73

[1] EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

Reconciliation of net debt:	March 31, 2011	Dec. 31, 2010
Debt obligations, net of current maturities	$ 56,418	$ 114,067
Current maturies of long-term obligations	62,368	4,892
Total Debt	$ 118,786	$ 118,959
Less:		
Cash and cash equivalents	9,859	73
Net Debt	$ 108,927	$ 118,886

HickoryTech

Reconciliation of Non-GAAP Measures

(Dollars in thousands)	Twelve Months Ended December 31					
		2010		2009		2008
Business Sector Reconciliation of net income to EBITDA:						
Net income	$	5,951	$	3,362	$	4,369
Add:						
Depreciation		5,816		4,415		3,367
Amortization of intangibles		354		998		1,050
Interest expense		-		2		-
Taxes		4,082		2,299		2,660
EBITDA[1]	$	16,203	$	11,076	$	11,446

(Dollars in thousands)	Twelve Months Ended December 31									
		2010		2009		2008		2007		2006
Telecom Sector Reconciliation of net income to EBITDA:										
Net income	$	6,652	$	8,068	$	8,104	$	10,460	$	9,237
Add:										
Depreciation		15,734		15,677		16,059		15,111		14,888
Amortization of intangibles		3		3		77		107		121
Interest expense		58		95		85		72		(79)
Taxes		4,832		5,451		4,879		7,287		5,960
EBITDA[1]	$	27,279	$	29,294	$	29,204	$	33,037	$	30,127

[1] EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

HickoryTech

Reconciliation of Non-GAAP Measures